Annual Meeting of Shareholders

June 20, 2024

Caution on Forward Looking Statements

This presentation may contain forward-looking statements, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Embassy Bancorp, Inc.’s (“Company”)

operations and policies and regarding general economic conditions. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions that, by their nature, are not susceptible to accurate forecast, and are subject to significant uncertainty.

Such forward-looking statements can be identified by the use of forward- looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy.

No assurance can be given that the future results covered by forward- looking statements will be achieved. Such statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward- looking statements.

Important factors that could impact the Company’s operating results include, but are not limited to, (i) the effects of changing economic conditions in the Company’s market areas and nationally, (ii) credit risks of commercial, real estate, consumer and other lending activities, (iii) significant changes in interest rates and related deposit flows, (iv) changes in federal and state banking laws and regulations which could impact the Company’s operations including policies of the U.S. Department of Treasury and Federal Reserve system, (v) changes in accounting policies or procedures as may be required by FASB or regulatory agencies, (vi) geopolitical events in the Ukraine and Russia,

(vii) adverse developments in the financial industry generally, such as the recent bank failures and related responsive measures to manage such developments, and (viii) other external developments which could materially affect the Company’s business and operations, as well as the risks described in the Company’s Form 10-K for the year ended December 31, 2023 and subsequent filings with the SEC.

Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While the Company believes these third-party sources to be reliable as of the date of this presentation, the Company has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources.

Board of Directors


Frank "Chip" Banko III


Geoffrey F. Boyer


John G. Englesson


Bernard M. Lesavoy


David M. Lobach, Jr.
Chairman


John C. Pittman


Patti Gates Smith


John T. Yurconic

3

EMBASSY BANCORP, INC.

Leadership Team


David M. Lobach, Jr.


Judith A. Hunsicker


Diane M. Cunningham


Lynne M. Neel


Mark A. Casciano


Michael B. Macy


Jeffrey C. Skumin


Brandi L. Stefanov


Jennifer A. Tropeano

4

EMBASSY BANCORP, INC.

Business

of the Meeting

Business

of the Meeting

Determination of a Quorum

Proposal #1

To elect two Class 2 Directors of the Company for a term of 3 years:

• John G. Englesson

• Patti Gates Smith

Business

of the Meeting

Determination of a Quorum

Proposal #1

To elect two Class 2 Directors of the Company for a term of 3 years:

• John G. Englesson

• Patti Gates Smith

Proposal #2

To ratify the appointment of Baker Tilly US, LLP as the company’s independent registered public accounting firm for the year ending December 31, 2024.

Business

of the Meeting

Final Voting in Progress

Business

of the Meeting

The Polls are Now Closed

Strength. Stability.

Community.

- Lynne Neel

22

Years Serving Lehigh Valley

113

Dedicated Team Members

10

Branch Offices

28,843

Satisfied

Customers

Superior

12Figures as of 3/31/2024

Strength

Long-term organic growth. Exceptional credit quality. Industry-leading efficiency. Expense control.

Healthy liquidity position.

Stability

Expert leadership team and board.

Unwavering strategy consistently applied.

Time-tested results.

Well-positioned for future growth.

Community

$13.2M

Our Support to Lehigh Valley Agencies 2001 – 2023

$1.1M

2023 Charitable, Sponsorships & Support

57

LV Community Events

203

Organizations Served

5-Year Growth Trends

($millions)

Assets


+41%
$1,176
$1,442
$1,633
$1,640
$1,656
$1,653
2019
2020
2021
2022
2023
1Q2024

Deposits


+46%
$1,032
$1,232
$1,467
$1,521
$1,476
$1,509
2019
2020
2021
2022
2023
1Q2024

Loans*


+25%
$1,013
$1,090
$1,108
$1,208
$1,254
$1,271
2019
2020
2021
2022
2023
1Q2024

*Does not include Paycheck Protection Program “PPP” loans

15

EMBASSY BANCORP, INC.

10-Year Growth Trends

($millions)



$611
$612
$690
$660
$799
$833
$858
$901
$957
$932
$1,013
$1,032
$1,090
$1,232
$1,108
$1,467
$1,208
$1,521
$1,254
$1,476
$1,271
$1,509
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
1Q2024
Total Loans*
Total Deposits

16

*Does not include PPP loans

EMBASSY BANCORP, INC.

Deposits Cost of Funds Market Share

- Diane Cunningham

Deposits

($millions)

201920202021202220231Q2024

Relationship Growth

2023 Net New Customers

1,380

New Accounts 2023 9,805

Savings 16%

Checking 40%

New Accounts 1Q24 2,424

Savings

15%

Checking 36%

CD 44%

CD 49%

Deposit Composition

Time Deposits 27%

20231Q2024

Time Deposits 29%

Cash Type Deposits 73%

Cash Type Deposits 71%

Figures based on Median Values

Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC

Cost of Funds



0.90%
0.54%
0.29%
0.27%
1.22%
2019
2020
2021
2022
2023

Cost of Funds Peer Comparison*

2023



1.22%
1.52%
1.55%
Embassy Bank
National Benchmark
PA Peer Group

1Q2024



1.71%
2.06%
2.07%
Embassy Bank
National Benchmark
PA Peer Group

* Figures based on Median Values, banks with assets of $100M to $5B.
Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC.
Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

21

EMBASSY BANCORP, INC.

Cost of Funds 5-Year History

1.8

1.6

1.4

1.2

1

0.8

0.6

0.4

Figures based on Median Values, banks with assets of $100M to $5B. Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC. Benchmark: Stock banks across the U.S.

0.2

Peer Group: Banks headquartered in PA.0

20192020202120222023

EmbassyPA PeersN'tl Benchmark

2023 Average Branch Size

($000’s, as of June 2023)

$150,851

Embassy BankPeers

                                         Source: S&P Global Market Intelligence Peer Group: Banks and Credit Unions with branches in Lehigh and Northampton Counties

Top 10 Commercial Banks by Deposit Market Share

Lehigh and Northampton Counties as of June 30, 2023

Rank	Institution Name	Total Active Branches	Total Deposits ($000)	Deposit Market Share (%)	YoY Change in Branches	YoY Deposit Growth (%)
1	Wells Fargo Bank NA	24	3,679,009	20.80	(2)	-14%
2	Truist Bank	18	2,271,982	12.84	(1)	-7%
3	Fulton Bank NA	14	1,576,411	8.91	(1)	-7%
4	**Embassy Bank for the Lehigh Valley**	**10**	**1,508,509**	**8.53**	**0**	-2%
5	PNC Bank NA	12	1,407,688	7.96	(2)	-14%
6	Bank of America NA	7	1,244,234	7.03	0	-8%
7	TD Bank NA	7	928,053	5.25	0	2%
8	Santander Bank NA	7	685,989	3.88	0	1%
9	American Bank	1	682,068	3.86	0	0%
10	New Tripoli Bank	3	549,353	3.11	0	6%

Source: S&P Global Marketplace Peer Analytics

24

EMBASSY BANCORP, INC.

Lending Asset Quality Liquidity

- Judy Hunsicker

Loans*

($millions)

Loan Composition 1Q2024

$1,013

$1,090$1,108

Consumer &

Mortgage 52%

Commercial 48%

201920202021202220231Q2024

26*Does not include PPP loans

Loan Yield Trends*



4.39%
4.28%
4.14%
4.14%
4.43%
4.69%
2019
2020
2021
2022
2023
1Q2024
Commercial



3.80%
3.64%
3.35%
3.30%
3.60%
3.78%
2019
2020
2021
2022
2023
1Q2024
Consumer



4.06%
3.91%
3.69%
3.65%
3.96%
4.19%
2019
2020
2021
2022
2023
1Q2024
Total

*Does not include PPP loans

27 | EMBASSY BANCORP, INC.

Commercial Lending

Commercial Loans Outstanding*

2023 New Loan Volume

($000’s)

$512,541

$494,356$488,678

$589,825

$563,581

$609,303

171

Loans

$77M

201920202021202220231Q2024

2023 Average New Loan Size

$447,495

28*Does not include PPP Loans

Commercial Lending Composition

1Q2024 COMMERCIAL REAL ESTATE (CRE)*

1Q2024 CRE COMPOSITION

Non-CRE Loans 67%

CRE Loans 33%

Non-Farm/Non-Res Non-Owner Occupied 45%

Other 1%

Construction & Land Dev.

5%

Multifamily Res.

28%

Non-Farm/Non-Res Owner Occupied 21%

29*As a percent of total loans

Consumer & Mortgage Lending

Consumer & Mortgage Loans Outstanding

($000’s)

2023 New Loan Volume

$663,692$661,684

$644,757

$619,336

694 Loans

$112M

$577,077

$518,970

201920202021202220231Q2024

2023 Average New Loan Size

$160,720

2023 Residential Mortgage Loans Originated

Lehigh and Northampton Counties, by Amount & Number of Loans


141.9 M
133.1 M
122.0 M
110.9 M
86.6 M
85.4 M
68.5 M
60.2 M
56.8 M
55.5 M
CrossCountry Mortgage
First Commonwealth Federal Credit Union
Rocket Mortgage
Embassy Bancorp
UWM Holdings Corporation
Prosperity Home Mortgage
NVR Mortgage Finance
Mortgage America
People First Federal Credit Union
Guild Mortgage Company


777
699
604
529
380
309
305
292
First Commonwealth Federal Credit Union
Embassy Bancorp, Inc.
Rocket Mortgage
People First Federal Credit Union
CrossCountry Mortgage
The PNC Financial Services Group
Prosperity Home Mortgage
UWM Holdings Corporation

Source: S & P Global Market Intelligence – Residential and Commercial Analytics
(Private Party Lenders excluded from above comparison)

31

EMBASSY BANCORP, INC.

Asset Quality
Non-Performing Assets to Total Assets



2023
0.13%
0.24%
0.37%
Embassy Bank
National Benchmark
PA Peer Group



1Q2024
0.12%
0.25%
0.41%
Embassy Bank
National Benchmark
PA Peer Group

Figures based on Median Values, banks with assets of $100M to $5B.
Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC.
Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

32
EMBASSY BANCORP, INC.

Non-Current Loans to Total Loans Peer Comparison

0.51%

20231Q202420231Q202420231Q2024

Number of

Bank-Owned Properties

12/31/23 & 3/31/24

ZERO

Embassy BankNat’l BenchmarkPA Peers

Figures based on Median Values, banks with assets of $100M to $5B.

33Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC. Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

Securities Available for Sale*

($000's)



$90,829
$130,940
$310,264
$316,992
$276,060
$266,158
2019
2020
2021
2022
2023
1Q2024

Securities to Total Assets 2023 Peer Comparison**



17%
19%
20%
Embassy Bank
National Benchmark
PA Peer Group

* Embassy Bancorp classifies its entire securities portfolio as available for sale.

** Figures based on Median Values, banks with assets of $100M to $5B.

Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC. Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

34

EMBASSY BANCORP, INC.

$977M total liquidity 2023 $209M Cash, Cash Equivalents & Unpledged securities $768M available borrowing facilities No brokered deposits as of 12/31/2023 FHLB Advance of $35 million paid on 01/02/2023 Embassy Bancorp, Inc.

Efficiency Income

Shareholder Value

- Dave Lobach

Efficiency

2023 Efficiency Ratio


61%
65%
68%
Embassy Bank
National Benchmark
PA Peer Group

2023 Salary Expense to Avg. Assets


0.82%
1.41%
1.32%
Embassy Bank
National Benchmark
PA Peer Group

2023 Revenue Per Employee ($000's)


$146.06
$75.93
$62.69
Embassy Bank
National Benchmark
PA Peer Group

Figures based on Median Values, banks with assets of $100M to $5B.
Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC.
Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

37
EMBASSY BANCORP, INC.

2023 Assets Per Employee

($000's)


$15,061
$6,835
$6,774
Embassy Bank
National Benchmark
PA Peer Group

2023 Deposits Per Employee

($000's)


$13,425
$5,747
$5,679
Embassy Bank
National Benchmark
PA Peer Group

2023 Loans Per Employee

($000's)


$11,400
$4,433
$4,739
Embassy Bank
National Benchmark
PA Peer Group

Figures based on Median Values, banks with assets of $100M to $5B.
Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC.
Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

38

EMBASSY BANCORP, INC.

2023 Performance Benchmark Data

Embassy Bank

PA Peer Group

Nat'l Benchmark

 Embassy Outperforms

Net Interest Margin (FTE)

2.43

3.02

3.42

Net Overhead

1.38

1.84

1.92

Cost of Funds

1.22

1.55

1.52

Efficiency Ratio

61.10

68.31

65.27

Nonperforming Assets to Total Assets

0.13

0.37

0.24

Noncurrent Loans to Total Loans

0.03

0.44

0.26

Return on Average Equity

14.12

9.23

10.21

Return on Average Assets

0.78

0.77

0.93

(PA Peers)

Deposits per Employee

13,425

5,679

5,747

Figures based on Median Values, banks with assets of $100M to $5B.

39Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC. Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

Non-Interest Income
($000's)


$2,193
$2,445
$2,400
$2,343
$2,629
2019
2020
2021
2022
2023

Interest Income
($000's)


$42,862
$44,329
$47,506
$50,385
$57,157
2019
2020
2021
2022
2023

Non-Interest Expense
($000's)


$21,748
$22,110
$24,127
$25,737
$26,391
2019
2020
2021
2022
2023

Interest Expense
($000's)


$9,329
$6,413
$4,012
$4,103
$18,118
2019
2020
2021
2022
2023

40

EMBASSY BANCORP, INC.

Net Income

($000’s)

20192020202120222023

Non-PPP Income PPP Income

Book Value per Share

12.09%

Compounded Annual Growth Rate (2002-2023)

520.55%

Overall Growth Rate (2002-2023)

2023 Return on Average Assets


0.78%
0.77%
0.93%
Embassy Bank
PA Peer Group
National Benchmark

2023 Return on Average Shareholder Equity


14.12%
9.23%
10.21%
Embassy Bank
PA Peer Group
National Benchmark

Figures based on Median Values, banks with assets of $100M to $5B.
Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC.
Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

43

EMBASSY BANCORP, INC.

Total Return since first public trade on August 5, 2010 OTCQX EMYB 162.84% S&P U.S. Banks $1 to $5 billion up 146.19% 44

$0.14 45

Annual Dividend Announcement

$0.40

$0.35

$0.30

$0.20$0.22

$0.17

$0.42

20172018201920202021202220232024

Shareholders of record as of 06/28/2024

Payable 07/12/2024

Closing Items

Questions & Answers

Results of Voting

Conclusion of

Meeting

Thank You From Our

Board of Directors